Securities Act File No. 033-26116


                        LEXINGTON NATURAL RESOURCES TRUST

                         Supplement dated March 6, 2001
                       to the Prospectus dated May 1, 2000

1. MERGER OF ING PILGRIM INVESTMENTS, INC. INTO ING PILGRIM INVESTMENTS, LLC

Effective February 26, 2001, ING Pilgrim Investments, Inc., the Investment Adviser to Lexington Natural Resources Trust (the "Fund"), merged into ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC will continue to manage the Fund under the existing Investment Management Agreement. All of the investment professionals, officers and employees of ING Pilgrim Investments, Inc. will continue in their capacities as officers and employees of ING Pilgrim Investments, LLC, and the same personnel will be responsible for providing the investment advisory services to the Fund. The merger will not result in a change in the advisory fee paid by the Fund.

2. MSR NO LONGER SUB-ADVISER

Effective February 28, 2001, Market Systems Research Advisors, Inc. ("MSR") no longer serves as Sub-Adviser to the Lexington Natural Resources Trust (the "Fund"). ING Pilgrim Investments, LLC ("ING Pilgrim"), Investment Adviser to the Fund, assumed the direct day to day management of the Fund's assets. The fees payable to ING Pilgrim for serving as Investment Adviser have not changed under its existing Investment Management Agreement.

With the assumption of portfolio management duties by ING Pilgrim, portfolio turnover may be higher than usual in connection with any changes in the holdings made by ING Pilgrim. This may result in transactional costs to the Fund.

3. THE FOLLOWING DISCLOSURE REPLACES THE DISCLOSURE UNDER THE HEADING "PORTFOLIO MANAGER" ON PAGE 5 OF THE PROSPECTUS

Effective February 28, 2001, James A. Vail manages the Fund.

James A. Vail is Vice President and Portfolio Manager for ING Pilgrim. He is a Chartered Financial Analyst, a member of the New York Society of Security Analysts and has 25 years of investment experience. Prior to joining ING Pilgrim in July 2000, Mr. Vail was a Vice President at Lexington Management Corporation ("LMC") (which was acquired by ING Pilgrim's parent company in July 2000). Prior to joining LMC in 1991, Mr. Vail held investment research positions with several investment firms.

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